Exhibit 99.3

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE	BEIJING BRUSSELS	GENEVA HONG KONG	SAN FRANCISCO SHANGHAI
NEW YORK, NY 10019	CHICAGO	LONDON	SINGAPORE
(212) 839 5300	DALLAS	LOS ANGELES	TOKYO
(212) 839 5599 FAX	FRANKFURT	NEW YORK	WASHINGTON, DC

FOUNDED 1866

May 31, 2007

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
LaSalle Bank National Association 135 South LaSalle Street, Suite 1511 Chicago, Illinois 60603 Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, Maryland 21045

Re:	Morgan Stanley Mortgage Loan Trust 2007-8XS
Mortgage Pass-Through Certificates, Series 2007-8XS

Ladies and Gentlemen:

We have acted as special counsel for Morgan Stanley Capital I Inc., a Delaware corporation (the “Company”) and its affiliate, Morgan Stanley & Co. Incorporated (“MS & Co.”), in connection with the issuance of the Mortgage Pass-Through Certificates of the above-referenced Series (the “Certificates”) pursuant to a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Morgan Stanley Mortgage Capital Inc., as seller (“MSMCI”), Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and LaSalle Bank National Association, as trustee (the “Trustee”).

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To comply with U.S. Treasury regulations, we state that (i) this opinion is written to support the promotion and marketing by others of the transactions or matters addressed herein, (ii) this opinion is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding U.S. federal tax penalties, and (iii) each taxpayer to whom such transactions or matters are promoted or marketed should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

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The Certificates will represent the entire beneficial ownership interest in Morgan Stanley Mortgage Loan Trust 2007-8XS (the “Trust Fund”).  The assets of the Trust Fund will consist

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

May 31, 2007

primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties, and a Corridor Contract (as defined below). Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

In arriving at the opinions expressed below, we have examined such documents and records as we deemed appropriate, including the following:

(i)  Signed copy of the Registration Statement on Form S-3 (File No. 333-130684) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), on December 23, 2005, together with each amendment thereto (such registration statement, as amended, and declared effective by the Commission on March 14, 2006) (such registration statement is referred to herein as the “Registration Statement”).

(ii)  The Prospectus dated December 1, 2006 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated May 29, 2007 (the “Prospectus Supplement”), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the “Prospectus”).

(iii)  Signed copy of the Pooling and Servicing Agreement.

(iv)  Signed copy of the ISDA Master Agreement and a schedule thereto, dated as of May 31, 2007 between Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-8XS and Morgan Stanley Capital Services Inc. (“MSCSI”), as supplemented by the confirmations from MSCSI to the Securities Administrator, dated as of May 31, 2007 with reference number KQBQS (the “Corridor Contract”).

(v)  The underwriting agreement dated May 29, 2007, between the Company and MS & Co. (the “Underwriting Agreement”) and the certificate purchase agreement dated May 31, 2007, between the Company and MS & Co., as purchaser (the “Certificate Purchase Agreement”).

(vi)  Specimen Certificate of each Class of Certificates (together with the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Pooling and Servicing Agreement, the Underwriting Agreement, the Corridor Contract and the Certificate Purchase Agreement, the “Documents”).

May 31, 2007

In rendering the opinions set forth below, we have assumed, without independent investigation, that all of the Documents furnished to us are complete and authentic and that all of the Documents have been duly authorized, executed and delivered.  Our opinions are also based on the assumption that all parties to the Pooling and Servicing Agreement will comply with the terms thereof, including all tax reporting requirements contained therein, that all representations made in the Pooling and Servicing Agreement by any party thereto are true, and that the issuance of the Certificates and the other transactions set forth in or contemplated by the Documents are not part of another transaction or another series of transactions that would require the Trust Fund, any investor or any other participant to treat such transaction or transactions as subject to the disclosure, registration, or list maintenance requirements of Section 6011, 6111 or 6112 of the Internal Revenue Code of 1986, as amended (the “Code”).

Based upon the foregoing, we are of the opinion that: (i) each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a real estate mortgage investment conduit within the meaning of Section 860D of the Code, (ii) the Regular Certificates will be treated as regular interests in the Master REMIC, (iii) the Class A-R Certificates will represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement and (iv) the rights of the Regular Certificates (other than the Class OC and Class P Certificates) to receive Basis Risk Carry Forward Amounts will represent contractual rights coupled with regular interests within the meaning of Treasury regulations § 1.860G-2(i).

These opinions are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time.  Any such changes could be retroactive in application and could modify the legal conclusions upon which such opinions are based.  Such opinion is limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Pooling and Servicing Agreement or the effect of such transactions on MS & Co., any member of its federal consolidated group or any of its wholly owned affiliates.

May 31, 2007

In rendering the foregoing opinions, we express no opinion on the laws of any jurisdiction other than the federal income tax laws of the United States.  This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.  This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein.  This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

/s/ Sidley Austin LLP